UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 19, 2004

Dana Corporation

(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(419) 535-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

     On October 19, 2004, the Board of Directors of Dana Corporation (Dana) amended the company’s Change of Control Severance Plan (the “Plan”), previously filed as Exhibit 10-L with Dana’s Form 10-K for the year ended December 31, 2003, to extend the term of the Plan from December 31, 2004 to December 31, 2006. A copy of the amendment is being filed as Exhibit 99.1 to this Current Report.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits

        99.1    First Amendment to the Dana Corporation Change of Control Severance Plan

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation

(Registrant)
Date: October 25, 2004	By:	/s/ Michael L. DeBacker

	Name: Title:	Michael L. DeBacker Vice President, General Counsel and Secretary

3